UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

KALA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KALA PHARMACEUTICALS, INC.
1167 Massachusetts Avenue
Arlington, Massachusetts 02476
(781) 996-5252
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on October 19, 2022
To the Stockholders of Kala Pharmaceuticals, Inc.:
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Kala Pharmaceuticals, Inc., will be held virtually via the Internet at www.virtualshareholdermeeting.com/KALA2022SM on October 19, 2022 at 11:00 a.m., Eastern Time. At the Special Meeting, stockholders will consider and vote on the following matters:
1.
to approve an amendment to our restated certificate of incorporation to effect, at the discretion of our Board of Directors (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”); and

2.
to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Reverse Split Proposal was approved by the Board, at a ratio to be determined by the Board at a later date in its discretion, and requires the affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series D Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class, to be approved.
Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.
As noted above, our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means you can attend the Special Meeting online, vote your shares electronically during the Special Meeting and submit questions online during the Special Meeting by accessing www.virtualshareholdermeeting.com/KALA2022SM shortly prior to the scheduled start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.
The Board has fixed the close of business on August 31, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock and our Series D Preferred Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. As a result of the dividend of the shares of Series D Preferred Stock distributed on August 30, 2022, each holder of shares of our Common Stock also holds a number of one one-thousandths of a share of our Series D Preferred Stock equal to the whole number of shares of Common Stock held by such holder. Because any shares of Series D Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series D Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.
Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.
A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting and online during the Special Meeting.
Hard copies of the Company’s proxy statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on August 31, 2022, beginning on or about September 9, 2022. The Company’s proxy statement to security holders is also available at www.proxyvote.com.
YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.
We encourage all stockholders to attend the virtual Special Meeting. However, whether or not you plan to attend the virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement.
If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.
If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.
Thank you for your ongoing support and continued interest in Kala.
By Order of the Board of Directors,
Mark Iwicki
Chief Executive Officer
Arlington, Massachusetts
September 9, 2022
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on October 19, 2022; the Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

i

 KALA PHARMACEUTICALS, INC.
1167 Massachusetts Avenue
Arlington, MA 02476
(781) 996-5252
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
To Be Held on October 19, 2022
INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Kala Pharmaceuticals, Inc. (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held on October 19, 2022 at 11:00 a.m., Eastern Time, and at any adjournment thereof. The Special Meeting will be a virtual meeting held via the Internet at www.virtualshareholdermeeting.com/KALA2022SM. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting regardless of whether you intend to attend.
Except where the context otherwise requires, references to “Kala,” “the Company,” “we,” “us,” “our” and similar terms refer to Kala Pharmaceuticals, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”) and our Series D Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”).
This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the notice and either a proxy card or a voting instruction card, are being mailed to our stockholders of record as of the close of business on August 31, 2022, beginning on or about September 9, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on October 19, 2022. The Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Q.
What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Mary Reumuth or, in her absence, Mark Iwicki, Todd Bazemore and Eric L. Trachtenberg as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.
Q.
What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.
Q.
Why did I receive these proxy materials?

A.
Our Board has made these materials available to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on October 19, 2022 at 11:00 a.m., Eastern Time. As a holder of Common Stock or Series D Preferred Stock, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.
What is the purpose of the Special Meeting?

A.
At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.
to approve the proposal to authorize the Board, in its discretion but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, to amend our restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split Proposal” or “Proposal 1”); and

2.
to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal” or “Proposal 2”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.
Q.
Why is the Company electing to effect a reverse stock split?

A.
Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our restated certificate of incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq Global Select Market (“Nasdaq”).

The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of

Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.
Q.
Why is the Special Meeting a virtual, online meeting?

A.
The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxyvote.com in advance of the meeting and will available during the online meeting at www.virtualshareholdermeeting.com/KALA2022SM. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q.
How do I virtually attend the Special Meeting?

A.
We will host the Special Meeting live online. The webcast of the Special Meeting will start at 11:00 a.m., Eastern Time, on October 19, 2022. Online access to the webcast will open fifteen (15) minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Special Meeting, you will need to log-in at www.virtualshareholdermeeting.com/KALA2022SM using the 16-digit control number on the proxy card or voting instruction form.

Beginning fifteen (15) minutes prior to, and during, the Special Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on www.virtualshareholdermeeting.com/KALA2022SM.
Q.
Who is entitled to vote at the Special Meeting, and how many votes do they have?

A.
Stockholders of record, including holders of our Common Stock and holders of our Series D Preferred Stock, at the close of business on August 31, 2022 (the “Record Date”) may vote at the Special Meeting. Notwithstanding the foregoing, holders of outstanding shares of Series D Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not be automatically redeemed in the Initial Redemption (defined below). There were 73,208,140 shares of Common Stock, 73,208.14 shares of Series D Preferred Stock, and no shares of any other series of preferred stock, respectively, outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. As previously announced on August 18, 2022, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series D Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on August 29, 2022. The holders of Series D Preferred Stock have 1,000,000 votes per whole share of Series D Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series D Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal and Adjournment Proposal, but are not otherwise entitled to vote on the other proposals, if any, to be presented at the Special Meeting. Notwithstanding the foregoing, each share of Series D Preferred Stock redeemed pursuant to the

Initial Redemption will have no voting power with respect to the Reverse Stock Split, the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split or the Adjournment Proposal, when a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series D Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series D Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split, the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series D Preferred Stock (or fraction thereof) held by such holder. Holders of Series D Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series D Preferred Stock on the Reverse Stock Split, the Adjournment Proposal or any other matter brought before the Special Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock, unless otherwise provided on any applicable proxy for ballot with respect to voting on such proposals.
All shares of Series D Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series D Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split at any meeting of the stockholders held for the purpose of voting on such proposal.
Q.
What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.
Q.
What is a broker non-vote?

A.
Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Each of Proposals 1 and 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding Proposals 1 and 2, your broker will be permitted to exercise discretionary voting authority to vote your shares on Proposals 1 and 2.

Q.
If I am a beneficial owner of shares, can my brokerage firm vote my shares?

A.
If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the

NYSE, each of Proposals 1 and 2 is considered a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposals 1 and 2, and may vote “FOR” Proposals 1 and 2.
We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposal described in this proxy statement.
Q.
How do I vote?

A.
If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, American Stock Transfer & Trust Company, LLC, you may vote your shares during the Special Meeting or by proxy prior to the Special Meeting as follows:

1.
Over the Internet prior to the Special Meeting:   To vote over the Internet prior to the Special Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on October 18, 2022, the day before the Special Meeting, for your proxy to be valid and your vote to count.

2.
By Telephone prior to the Special Meeting:   To vote by telephone, please call 1-800-690-6903 in the United States, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on October 18, 2022, the day before the Special Meeting, for your proxy to be valid and your vote to count.

3.
By Mail prior to the Special Meeting:   To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than October 18, 2022, the day before the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

4.
Over the Internet during the Special Meeting:   If you attend the Special Meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/KALA2022SM during the Special Meeting. You will need your 16-digit control number included on the proxy card or voting instruction form. If you vote by proxy prior to the Special Meeting and also virtually attend the Special Meeting, there is no need to vote again at the Special Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.
Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.

Q.
How will my proxy vote my shares?

A.
If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

•
“FOR” the approval of the amendment to our restated certificate of incorporation to effect, at the discretion of the Company’s Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.001 per share, at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Company’s Board and included in a public announcement.

•
“FOR” the approval of the proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.
If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.
As described above, under the rules of the NYSE, each of Proposal 1 and 2 is considered to be a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposals 1 and 2 and may vote “FOR” the Proposals 1 and 2.
Q.
Can I change my vote?

A.
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.
Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Special Meeting” or “By Telephone Prior to the Special Meeting”. Only your latest Internet or telephone vote is counted.

2.
Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.
Attend the Special Meeting virtually and vote online as instructed above under “Over the Internet during the Special Meeting.” Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.

4.
Give our corporate secretary written notice before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.
Q.
How are abstentions and broker non-votes treated for purposes of the Special Meeting?

A.
Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 1. An abstention will have no effect on Proposal 2 because an abstention does not count as a vote cast.
Broker non-votes will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Because your broker will have discretionary voting authority with respect to Proposals 1 and 2, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes, to the extent applicable, will have the effect of a vote against Proposal 1 because brokers will have discretionary voting authority with respect to Proposal 1 and a broker non-vote is not an “affirmative vote”. Broker non-votes, to the extent applicable, will not have an effect on Proposal 2 because a broker non-vote does not count as a vote cast for this proposal.
If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.
Q.
Who counts the votes?

A.
All votes will be tabulated by the inspector of election appointed for the Special Meeting.

Q.
How many shares must be represented to have a quorum and hold the Special Meeting?

A.
The holders of one third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, present in person, present by means of remote communication, or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by banks, brokers or other nominees who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

Q.
What vote is required to approve each proposal and how are votes counted?

A.
Proposal 1 — The Reverse Stock Split Proposal

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series D Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.
Please refer to the discussion above under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” for a description of the Series D Preferred Stock, which is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal and the Adjournment Proposal. Shares of Series D Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on either the Reverse Stock Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Special Meeting. Due to the voting power of the shares of Series D Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Stock Split Proposal and the Adjournment Proposal, the holders of Common Stock that submit a proxy to vote their shares at the Special Meeting or attend the Special Meeting will effectively have enhanced voting power on the two proposals over holders of Common Stock that are not represented in person or by proxy at the Special Meeting. This means that the Reverse Stock Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock.

The principal terms of the Reverse Stock Split Amendment have been approved by the Board. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Reverse Stock Split Proposal has the same effect as a vote against this proposal. We expect that the directors and executive officers will vote all their shares in favor of the Reverse Stock Split Proposal.
Proposal 2 — The Adjournment Proposal
The affirmative vote of the holders of shares of our Common Stock and Series D Preferred Stock, voting as a single class, representing a majority in voting power of the votes cast by holders of all of the shares of Common Stock and Series D Preferred Stock present or represented at the Special Meeting and voting on the Adjournment Proposal is required for approval of the Adjournment Proposal.
Q.
What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

A.
If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Q.
Will the Company change its name as a result of the Reverse Stock Split?

A.
No. The Company will retain the name “Kala Pharmaceuticals, Inc.” and will remain incorporated under the laws of the State of Delaware.

Q.
Will the Reverse Stock Split change the business of the Company?

A.
No. The Reverse Stock Split will not change the current business of the Company. Following the Reverse Stock Split, we will continue to operate in the biopharmaceutical sector.

Q.
Will the Company have the same directors and executive officers that the Company currently has following the Reverse Stock Split?

A.
Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.

Q.
Who is soliciting proxies, how are they being solicited, and who pays the cost?

A.
Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingdsale”), the proxy solicitation firm hired by the Company, at an approximate cost of $11,500, plus reimbursement expenses, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Q.
How does the Board recommend that I vote on the proposals?

A.
Our Board recommends that you vote:

FOR the approval of the Reverse Stock Split; and
FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

Q.
Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

A.
No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Q.
Where can I find the voting results?

A.
The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Q.
What are the costs of soliciting these proxies?

A.
We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.
How many shares of Common Stock and Preferred Stock are outstanding?

A.
As of August 31, 2022, there are 73,208,140 shares of Common Stock and 73,208.14 shares of Series D Preferred Stock outstanding. There are no shares of any other series of preferred stock currently outstanding.

Q.
How do I submit a question at the Special Meeting?

A.
If you wish to submit a question, on the day of the Special Meeting, beginning at 11:00 a.m. Eastern Time on October 19, 2022, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be posted at www.proxyvote.com in advance of the meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting. Because time is limited at the Special Meeting, we may not be able to answer all questions that are submitted. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Special Meeting by contacting Investor Relations at (781) 996-5252. To promote fairness and the efficient use of our resources and to address all stockholder questions, we will limit each stockholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale, if you have any questions or need assistance in voting your shares. Banks, brokers and shareholders may call Kingsdale toll-free at 1-855-476-7987 (or call collect outside North America at +1-416-867-2272) or may send an email to contactus@kingsdaleadvisors.com.
Implications of Being an “Emerging Growth Company”
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all these exemptions until such time as we are no longer an emerging growth company. We may remain an emerging growth company until December 31, 2022, although we would cease to be an emerging growth company earlier if we have more than $1.07 billion in annual revenue, if we have more than $700 million in market value of our stock held by non-affiliates as of the last day of our preceding second fiscal quarter or if we issue more than $1 billion of non-convertible debt over a three-year period. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The SEC has adopted rules allowing smaller reporting companies to provide scaled disclosure, and we are permitted and plan to rely on these exemptions from certain disclosure requirements for as long as we remain a smaller reporting company. We are a smaller reporting company so long as we have a public float of less than $250 million, or have annual revenues of less than $100 million and a public float less than $700 million, determined on an annual basis. Under the scaled disclosure obligations available to smaller reporting companies, we are not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

MATTERS TO BE VOTED ON
PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
Background and Proposed Amendment
Our restated certificate of incorporation currently authorizes the Company to issue a total of 125,000,000 shares of capital stock, consisting of 120,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.
On August 18, 2022, subject to stockholder approval, the Board approved an amendment to our restated certificate of incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-75, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 75 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our restated certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”
The text of the proposed amendment to the Company’s restated certificate of incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.
Reasons for the Reverse Stock Split Amendment
Maintain Nasdaq Listing
On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Global Select Market under the symbol “KALA.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share.

We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.
On March 2, 2022, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until August 29, 2022, to regain compliance with the Bid Price Requirement. On March 22, 2022, we received a letter from Nasdaq notifying us that we had regained compliance with the Bid Price Requirement as we had a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days from March 8, 2022 through March 21, 2022.
On May 24, 2022, we received another deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to the Bid Price Requirement. We were provided a period of 180 calendar days, or until November 21, 2022, to regain compliance with the Bid Price Requirement.
If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.
If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term.   As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock.   The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.   If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers.

Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.   The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
On July 6, 2022, we received a deficiency letter from Nasdaq notifying us that the listing of our Common Stock was not in compliance with Nasdaq Listing Rule 5450(b)(2)(A) (the “Minimum MVLS Requirement”) for continued listing on Nasdaq, as the market value of our listed securities was less than $50,000,000 for the previous 30 consecutive business days. We were provided a period of 180 calendar days, or until January 2, 2023, to regain compliance with the Minimum MVLS Requirement. As noted above, the Reverse Stock Split may have a negative impact on our ability to regain compliance with the Minimum MVLS Requirement if the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.
Determination of the Reverse Stock Split Ratio
The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-75.
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•
our ability to maintain the listing of our Common Stock on The Nasdaq Global Select Market;

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•
prevailing market conditions;

•
general economic conditions in our industry; and

•
our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.
If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Effectiveness of the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.
Effects of the Reverse Stock Split on Common Stock and Preferred Stock
Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 73,208,140 shares of our Common Stock outstanding as of the date hereof, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.
Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	36,604,070
3:1	66.67%	24,402,714
4:1	75%	18,302,035
5:1	80%	14,641,628
6:1	83.33%	12,201,357
7:1	85.71%	10,458,306
8:1	87.5%	9,151,018
9:1	88.89%	8,134,238
10:1	90%	7,320,814
11:1	90.91%	6,655,286
12:1	91.67%	6,100,679
13:1	92.31%	5,631,396
14:1	92.86%	5,229,153
15:1	93.33%	4,880,543
16:1	93.75%	4,575,509
17:1	94.12%	4,306,362
18:1	94.44%	4,067,119
19:1	94.74%	3,853,060
20:1	95%	3,660,407
21:1	95.24%	3,486,102
22:1	95.45%	3,327,643
23:1	95.65%	3,182,963
24:1	95.83%	3,050,340
25:1	96.00%	2,928,326
26:1	96.15%	2,815,698
27:1	96.30%	2,711,413
28:1	96.43%	2,614,577
29:1	96.55%	2,524,419
30:1	96.67%	2,440,272
31:1	96.77%	2,361,553
32:1	96.88%	2,287,755
33:1	96.97%	2,218,429
34:1	97.06%	2,153,181
35:1	97.14%	2,091,662
36:1	97.22%	2,033,560
37:1	97.30%	1,978,599
38:1	97.37%	1,926,530
39:1	97.44%	1,877,132
40:1	97.50%	1,830,204

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
41:1	97.56%	1,785,565
42:1	97.62%	1,743,051
43:1	97.67%	1,702,515
44:1	97.73%	1,663,822
45:1	97.78%	1,626,848
46:1	97.83%	1,591,482
47:1	97.87%	1,557,620
48:1	97.92%	1,525,170
49:1	97.96%	1,494,044
50:1	98.00%	1,464,163
51:1	98.04%	1,435,454
52:1	98.08%	1,407,849
53:1	98.11%	1,381,286
54:1	98.15%	1,355,707
55:1	98.18%	1,331,058
56:1	98.21%	1,307,289
57:1	98.25%	1,284,354
58:1	98.28%	1,262,210
59:1	98.31%	1,240,816
60:1	98.33%	1,220,136
61:1	98.36%	1,200,134
62:1	98.39%	1,180,777
63:1	98.41%	1,162,034
64:1	98.44%	1,143,878
65:1	98.46%	1,126,280
66:1	98.48%	1,109,215
67:1	98.51%	1,092,659
68:1	98.53%	1,076,591
69:1	98.55%	1,060,988
70:1	98.57%	1,045,831
71:1	98.59%	1,031,101
72:1	98.61%	1,016,780
73:1	98.63%	1,002,852
74:1	98.65%	989,300
75:1	98.67%	976,109
The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
All shares of Series D Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series D Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval of the Reverse Stock Split Amendment effecting the Reverse Stock Split. Please refer to the discussion in the Questions and Answers About the Special Meeting section under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” and “What vote is required to approve each matter and how are votes counted?” for a description of the voting power of the Series D Preferred Stock.
Pursuant to the Certificate of Designation of Series D Preferred Stock (the “Certificate of Designation”), each share of Series D Preferred Stock redeemed in any redemption shall be redeemed in consideration for the right to receive an amount equal to $0.10 in cash for each one hundred whole shares of Series D Preferred Stock that are “beneficially owned” by the “beneficial owner” (as such terms are defined in the Certificate of Designation) thereof as of the applicable redemption time and redeemed pursuant to such redemption, payable upon receipt by the Company of a written request submitted by the applicable holder to our corporate secretary (each a “Redemption Payment Request”) following the applicable redemption time. Such Redemption Payment Request shall (i) be in a form reasonably acceptable to the Company (ii) set forth in reasonable detail the number of shares of Series D Preferred Stock beneficially owned by the holder at the applicable redemption time and include evidence reasonably satisfactory to the Company regarding the same, and (iii) set forth a calculation specifying the amount in cash owed to such holder by the Company with respect to the shares of Series D Preferred Stock that were redeemed at the applicable redemption time.
We are currently authorized to issue a maximum of 120,000,000 shares of our Common Stock. As of the Record Date, there were 73,208,140 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2017 Equity Incentive Plan (the “2017 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2017 Plan. As of the Record Date, there were 12,510,514 shares of Common Stock reserved for issuance under the 2017 Plan, of which 3,405,201 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between 166,807 –  6,255,257 shares of Common Stock, of which between approximately 45,403 – 1,702,601 shares will be available for future awards.
Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.
Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock
If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2017 Plan (e.g., restricted stock awards), the Amended and Restated 2017 Employee Stock Purchase Plan (the “2017 ESPP”) or the 2009 Employee, Director and Consultant Equity Incentive Plan (the “2009 Plan”, and together with the 2017 Plan and 2017 ESPP, the “Incentive Plans”), will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.
As of August 31, 2022, there are three warrants to purchase Common Stock outstanding, representing 215,172 shares of Common Stock at a weighted average exercise price of $11.57 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.
Effect on Registered and Beneficial Stockholders
Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.
Effect on “Book-Entry” Stockholders of Record
The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.
If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.
Effect on Registered Certificated Shares
Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.
STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Shares of Common Stock Issued and Outstanding
With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.
Anti-Takeover Effects
In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.
We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.
Fractional Shares
Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the

“Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.
STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.
This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.
No gain or loss will be recognized by us as a result of the Reverse Stock Split.
Required Vote
The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series D Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.
Recommendation
The Board unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal.

PROPOSAL 2: APPROVAL OF THE ADJOURNMENT PROPOSAL
Background of and Rationale for the Adjournment Proposal
The Board believes that if the number of shares of the Company’s Common Stock and Series D Preferred Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the votes to be cast by holders of our Common Stock and Series D Preferred Stock, as counted to mirror the Common Stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.
Required Vote
The affirmative vote of the holders of shares of our Common Stock and Series D Preferred Stock, voting as a single class, representing a majority in voting power of the votes cast by holders of all of the shares of Common Stock and Series D Preferred Stock present or represented at the Special Meeting and voting on the Adjournment Proposal is required for approval of the Adjournment Proposal.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our Common Stock and our Series D Preferred Stock as of August 31, 2022 by:
•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our Common Stock;

•
each of our current directors;

•
our principal executive officer and two other most highly compensated executive officers who served during the year ended December 31, 2021, whom, collectively, we refer to as our named executive officers; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Percentage of beneficial ownership is based on 73,208,140 shares of our Common Stock and 73,208.14 shares of our Series D Preferred Stock outstanding as of August 31, 2022. In addition, shares of Common Stock subject to options or other rights currently exercisable, or exercisable within 60 days of August 31, 2022, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Kala Pharmaceuticals, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.
Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Shares of Series D Preferred Stock	Percentage of Common Stock	Percentage of Series D Preferred Stock(13)
5% Stockholders:
Entities affiliated with Longitude Venture Partners(1)	5,411,860	5,411.860	7.39%	7.39%
Entities affiliated with Lagunita(2)	4,570,403	4,570.403	6.24%	6.24%
Directors and Named Executive Officers:
Mark Iwicki(3)	2,650,729	120.882	3.50%	*
Todd Bazemore(4)	727,724	60.161	*	*
Kim Brazzell, Ph.D.(5)	777,015	226.227	1.05%	*
Mark S. Blumenkranz, M.D.(6)	4,709,512	4,709.512	6.43%	6.43%
Andrew I. Koven(7)	59,880	—	*	*
C. Daniel Myers(8)	—	—	*	*
Robert Paull(9)	49,281	2.361	*	*
Gregory D. Perry(10)	46,920	—	*	*
Howard B. Rosen(11)	98,230	13.064	*	*
All current executive officers and directors as a group (12 persons)(12)	10,490,749	5,519.474	13.42%	7.54%

*
Less than one percent

(1)
Based solely on a Schedule 13D/A filed with the SEC on March 23, 2020. Consists of (a) 2,877,006 shares of Common Stock held by Longitude Venture Partners II, L.P. (“LVPII”) and (b) 2,534,854 shares of Common Stock held by Longitude Venture Partners IV, L.P. (“LVPIV”). Longitude Capital Partners II, LLC (“LCPII”) is the sole general partner of LVPII and may be deemed to share voting and investment power over the shares held by LVPII. Longitude Capital Partners IV, LLC (“LCPIV”) is the general partner of LVPIV and may be deemed to share voting and investment power with respect to the shares held by LVPIV. Patrick G. Enright and Juliet Tammenoms Bakker are managing members of LCPII and LCPIV and may be deemed to share voting and investment power over the shares held by LVPII and LVPIV. Gregory Grunberg is a member of LCPII and LCPIV and may be deemed to share voting and investment power over the shares held by LVPII and LVPIV. Each of LCPII, LCPIV, Mr. Enright, Ms. Tammenoms Bakker and Dr. Grunberg disclaims beneficial ownership of such shares, except to the extent of its, his or her pecuniary interest therein. The address for LVPII and LVPIV is 2740 Sand Hill Road, 2nd Floor, Menlo Park, CA 94025.
(2)
Based, in part, on a Schedule 13D filed with the SEC on November 26, 2021. Consists of (a) 4,536,045 shares of Common Stock held by Lagunita Biosciences, LLC (“Lagunita Biosciences”) and (b) 34,358 shares of Common Stock held by Garland Investments, L.P. (“Garland”). Lagunita, LLC (“Lagunita) is the manager of Lagunita Biosciences and Lagunita may be deemed to share voting and dispositive power over the shares held by Lagunita Biosciences. Mark S. Blumenkranz, M.D., a member of our board directors, is managing partner of Lagunita and Garland and may be deemed to share voting and dispositive power over the shares held by Lagunita Biosciences and Garland. Dr. Blumenkranz disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The address for Lagunita, Lagunita Biosciences and Garland is 1440 O’Brien Drive, Suite D, Menlo Park, CA 94028.

(3)
Consists of (i) 120,882 shares of Common Stock beneficially owned by Mr. Iwicki and (ii) 2,529,847 shares of Common Stock underlying options held by Mr. Iwicki that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(4)
Consists of (i) 60,161 shares of Common Stock beneficially owned by Mr. Bazemore and (ii) 667,563 shares of Common Stock underlying options held by Mr. Bazemore that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(5)
Consists of (i) 226,227 shares of Common Stock beneficially owned by Dr. Brazzell and (ii) 550,788 shares of Common Stock underlying options held by Dr. Brazzell that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(6)
Consists of (i) the shares described in note 2 above and (ii) 139,109 shares of Common Stock owned by Dr. Blumenkranz.

(7)
Consists of shares of Common Stock underlying options held by Mr. Koven that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(8)
Consists of shares of Common Stock underlying options held by Mr. Myers that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(9)
Consists of (i) 2,361 shares of Common Stock owned by Mr. Paull and (ii) 46,920 shares of Common Stock underlying options held by Mr. Paull that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(10)
Consists of shares of Common Stock underlying options held by Mr. Perry that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(11)
Consists of (i) 4,824 shares of Common Stock owned by Mr. Rosen, (ii) 8,240 shares of Common Stock owned by the Rosen/Doherty Revocable Trust Dated 6/11/01, of which Mr. Rosen is a co-trustee, and (iii) 85,166 shares of Common Stock underlying options held by Mr. Rosen that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(12)
Includes 4,971,275 shares of Common Stock underlying options that are exercisable as of August 31, 2022 or will become exercisable within 60 days after such date.

(13)
All shares of Series D Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed. The Series D Preferred Stock is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal and the Adjournment Proposal.

OTHER MATTERS
As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.
Stockholder Proposals for our 2023 Annual Meeting of Stockholders
Stockholder Proposals Included in Proxy Statement
As previously stated in the Company’s proxy statement filed with the SEC on April 29, 2022, pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement and proxy card relating to our 2023 annual meeting of stockholders, stockholder proposals must be received by us no later than December 30, 2022, which is 120 days prior to the first anniversary of the mailing date of the proxy statement relating to the 2022 annual meeting of stockholders, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2022 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.
Stockholder Proposals Not Included in Proxy Statement
In addition, our by-laws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement by March 18, 2023, but not before February 16, 2023, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th calendar day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made, whichever first. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2023 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.
Any proposals, notices or information about proposed director candidates should be sent to Kala Pharmaceuticals, Inc., Attention: Nominating and Corporate Governance Committee, 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.
Householding of Proxy Materials
Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2021 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to you if you write or call us at Kala Pharmaceuticals, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476, Attention: Chief Financial Officer, telephone: (781) 996-5252. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

ANNEX A
Form of Reverse Stock Split Charter Amendment
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
KALA PHARMACEUTICALS, INC.
Kala Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:
1.
The Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on July 25, 2017 (the “Certificate of Incorporation”).

2.
Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.
Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

4.
The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph A.5. as follows:

“5.   Reverse Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each two (2) to seventy-five (75) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”
5.
Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]
IN WITNESS WHEREOF, Kala Pharmaceuticals, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [•] day of [•], [•].
KALA PHARMACEUTICALS, INC.
By:
Name:
Title:

kala PHARMACEUTICALS

KALA PHARMACEUTICALS, INC.
1167 MASSACHUSETTS AVE
ARLINGTON, MA 02476

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KALA2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D90679-S52344 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

KALA PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:	**For**	**Against**	**Abstain**
1. To approve an amendment to the Company's restated certificate of incorporation to effect, at the discretion of the Company's Board of Directors (the "Board") but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company's stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Board in its discretion and included in a public announcement (the "Reverse Stock Split Proposal");	☐	☐	☐
2. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.	☐	☐	☐
	Yes	**No**	
Q. **Your Series D Preferred Stock will be voted in the same manner as you've instructed your Common Stock on Proposals 1 and 2.** If you wish to vote your Series D Preferred Stock in a DIFFERENT manner, indicate YES and provide instructions on proposals 1a. and 2a.	☐	☐	
	For	**Against**	**Abstain**
1a. To vote my Series D Preferred Stock differently on Proposal 1:	☐	☐	☐
2a. To vote my Series D Preferred Stock differently on Proposal 2:	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Kala.t. ::I PH RM CEUTICAL ,:111.11i1,~(fVr;t("":filti'( Ftllfi'i-WJJICMUlrJSA!,I ~,Minl',i(.ilif.ll.(Jli TO von. MAA 8L0ClS LOW IN SLUE 01\ SLACK IN "5 FOlLOWS TH IS PROXY CARP 15 VAUO KALA PHIARMACEI.ITICALS, INC. □ SCAN TO t VIEWM.ATERl'ALS &VOTE VOTE DY lffiIMET ~ ,,~ , r,Tlfi' Go~ WYOY esn:Plt rom 1u ~" ~ Qfl. Dlif'W4h6boY lk.wxJ n~ ~rif..g- Go !-o W'lte'rYi!1Uil:th0Rb94dttmttliog am tKAt.A2021£M "Jllm.i mny it t...-xl Iha rn '11,1 1h 11 hin,11 .:'IndWit ltJrr1 gi L m11tr19 Maw 11-M: 1nlanr.1t1or1 t t1tpnt1tf'd"1D'Iltoa rkl:ldby'thf rr,ew.-. I, 1m1Ho1ow,1-.e.-,"i:.uc,101u wJI no pl,"'""' lorn,on "hlh stoc ""'°""11'111' t1eod it, .,..t,,~ YOH BY "'10" -1-iOO-i!O S~tQ ~r.~i:,~::W-rodi,~~ 1=Q~ ~~ ~VTSrit~ .wc~3, ;~:~in~~ ~:R;::~i ¥Id thefl ~O o._._, lh~ tl'ISVUCbOOS D90679-~52344 ----------KEEPTHISPORTIONFORYOUIIRECORDS DETACH ANO RETURN THIS PORTION ONI I/ ONLY WH EN SIGNEO AND DATEO. 7 lh !kNlrd of Di, ctors rotommonds you '1/0IOFOR Propos~h 1 ~nd 2; 1. To oppove on amendment 10 th.I, Company'srestated tl!t1l1cate ol .ncorpor.ruon to effect, at the dl5cre, _ of th e Company'sBoard of D,rectol'5 (the "ll!!ilrd" } bu1 prior to the one-yaor ann""""'ry of ~ date on which the '"'""™" smd split 15 apprO'\ ed by the Company's stodholdars at the Speoai Meeting. a reve~ sad 'f)lifof all o f theuhtand flll haresol lhe C""'!'an{s rammon stocl:. par value S0.001 I"''share !-cammoo Stgk" ~. al u r~ JO ,n t~ , ,;~Q of 1.fo,. 2 lo 1-fo r. ?S, .,, , uch ,. - to b dt1tri11nH by lh Bo.orcl In rt, d ,crolio,, nd rn olud«I 1n ~ publ,t nr,nounctn t (the "Barcse s,oo ' nhl Pgmal1'}~ l lo Pl)fOYC J propos.it to ~ourn ~ Special Met ng to ,1 I.JtN cll1t or dot~s.. 1' n~c1s.i,y or pp,op,IJtc. o permit '1her whc, Ion arid YOIC of p,o.,e-s ., the - th,,1 IN'ff Jr 1nwlflo-en1 Yll n 101, 01 othe'Wflt"' conn n w,11,. the ~1ipr of lhe ~crs S1oc1t S1lltt P\oQjJQS,OI, O You r S.rlu D Prdo rr · d $to~ "'111 'b vou,d In th · um, monn ral you"v lnstrunt d your Cmmon Stotk on P,opo~IIIS 1 and 2. It you wllil 10 VOit ,our SClli!S D P1efe11ed Stol J/1 a DII rliru. r (00,rM!f, lndl(,llt YES and PiO\'lde ,nwuctl~ on proposall 1a and 2a 1a . To vote ITT/ S...es D Pre erred S,od diff...,., y on Pn,poso11: 2a . lo ,,,,te my Senes D Pr"ferred S10k ditfal!'IIIVon Proposal 2: F r A/l;lin,t Abrtaln □ □ □ □ □ □ Yes No □ □ fr A/l;l im t Abstain □ □ □ D □ □ Pl~ ~ 1lqn ~...c,ty a~ )'Ollrnnm~l aPl)Nllltl hereon. en ~ 9""'9 ~s ano,nev, c'""''°"· adm.11,m 1or, Cl 01hc1 t,clu,rory, pit= 9tvt1 ru 1,dc ~~ ...ch Jo,"1 O"rneS shoiJd each 1igt1 personaly hold~ mus, ~gn. If a corporal ion Qr oar;ners/1,p, please s-gn 1n iul (O(por31 e"' partners!, p name tr, au1hor-zed officer S1qna ure I l'lEASE SIGN WITH IN ROXI S,,qn~ture (Join; Owner;) Da·e

D90680-S52344

KALA PHARMACEUTICALS, INC.
Special Meeting of Stockholders
October 19, 2022 11:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mary Reumuth or, in her absence, Mark Iwicki, Todd Bazemore and Eric L. Trachtenberg, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of KALA PHARMACEUTICALS, INC. and, unless the undersigned stockholder(s) expressly indicates otherwise in this ballot, all shares of Series D Preferred Stock of KALA PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, ET on October 19, 2022 via the Internet at www.virtualshareholdermeeting.com/KALA2022SM, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such shares and hereby ratifies and confirms all actions that said proxy, his or her substitutes, or any of them, may lawfully take in accordance with the terms hereof.

Continued and to be signed on reverse side

Important Notice Regarding the Avail abi'lity of Proxy Materials for the Special Meeting:The Notice and Proxy Statement are available at vvww.proxyvote. com.D90680•SS23'1KALA PHARMACEUTICALS, INC.Special Meeting of StockholdersOctober 19, 2022 11:00 AM ETThis proxy is solicited by the Board of DirectorsThe stoc holder(s) hereby appo1nt(s) Mary Reumuth or, in her absence, Mark lwrcki, Todd Bazemore and Eric l. Trachtenberg, or any o·them, as proxies, each w it h the power to appoint his or her substitute, and hereby au horize(s) them to represent and to vote, as d signat d on th reverse side of th is ballot, all of the sh r s of common stock of KALA PHARMACEUTICALS, INC. and, unless th e undersign ed stockholder(s) expres_sty indicates otherwise in th is ballot. all shares of Series D Preferred Stock of KALA PHARMACEUTICALS, I C. that the stockholder(s) is/are enti led to vote at the Special Meeting of Stockholders to be held at 11 :00 AM, ET on October 19. 2022 via the Internet at wvvw.v1rtualshareholdermeeting. com/KALA202 2SM, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such shar sand hereby ratifi es and confirms all actions that said proxy. his or her substitutes, or any of them, may lawfully take in acco(dance with the terrns hereo f.This proxy, when properly executed, will be voted in the manner d irected herein. If no such direction is made, th is proxy will be voted in accordance with the Board of Directors' recommendations set forth on the reverse side of this ballot. In their discretion , the p roxie!> are authorized to vote upon such other m tters as may be properly brought before the meeting or any adjo umment the reof .Continued and to be signed on reverse side